Dividend	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Dividend
30.	Dividend

The dividends paid by the Group in 2017 and 2016 were ￦195,977 million (￦800 per share) and ￦122,425 million (￦500 per share), respectively. There were no dividends paid in 2015. A dividend in respect of the year ended December 31, 2017, of ￦1,000 per share, amounting to a total dividend of ￦245,097 million, was approved at the shareholders’ meeting on March 23, 2018.